SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                       FORM 8-K

                                  Current Report Pursuant
                               to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

Date of Report:  July 20, 1999

                              Washington Mutual, Inc.
               (Exact Name of Registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
Incorporation or Organization)         Number)           Identification No.)

1201 Third Avenue, Seattle, Washington                        98101
(Address of Principal Executive Offices)                    (Zip Code)

                          (206) 461-2000
         (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On July 20, 1999, Washington Mutual, Inc. issued a press release reporting its results of operations during the three months and six months ended June 30, 1999.

On July 20, 1999, Washington Mutual, Inc. issued a press release announcing an additional share repurchase program.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Press release dated July 20, 1999 reporting results of operations during the three months and six months ended June 30, 1999.

99.2 Press release dated July 20, 1999 announcing an additional share repurchase program.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date :  July 21, 1999                By:  /s/Fay L. Chapman
                                          -----------------------
                                          Fay L. Chapman
                                          Senior Executive Vice President
                                          and General Counsel